SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                               AT COMM CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15797                95-3824750
            --------                    -------                ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                         Identification No.)

                          2041 Pioneer Court, Suite 204
                           San Mateo, California 94403
                    (Address of principal executive offices)

                                 (650) 375-8188
              (Registrant's telephone number, including area code)


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

Item 3. Bankruptcy

         As the Company has previously disclosed in its Quarterly Report on Form 10-QSB for the period ended September 30, 2001, the Company on August 15, 2001, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California, San Francisco Division (Case No. 01-32123 SFC11). Under Chapter 11, the Company retains control of its assets and is authorized to operate its business as a debtor-in-possession while being subject to the jurisdiction of the Bankruptcy Court. In addition, certain claims against the Company in existence prior to the filing of the petition for relief are stayed. The Bankruptcy Code provides for the formation of a creditors' committee. A Committee of Unsecured Creditors was appointed on September 25, 2001 and, in accordance with the provisions of the Bankruptcy Code, the creditors will have the right to be heard on all matters that come before the Bankruptcy Court.

         At this time, it is not possible to predict the outcome of the Chapter 11 Case or its effect on the Company's business. The Company's outstanding liabilities exceed the fair value of its assets and therefore, unsecured claims may be satisfied at less than 100% of their face value and the equity interests of the Company's current shareholders may have no value. All existing shares may be cancelled as part of the reorganization plan.

         The Company has been filing their Monthly Operating Reports with the Bankruptcy Court on a monthly basis for all post-petition periods from August 2001 through February 2002.


Item 5. Other Events

         Attached hereto as Exhibits 99.1 through 99.5 and incorporated herein by reference are the Monthly Operating Reports filed with the U.S. Bankruptcy Court on November 28, 2001 for the period from October 1, 2001 to October 31, 2001, on December 27, 2001 for the period from November 1, 2001 to November 30, 2001, on January 28, 2002 for the period from December 1, 2001 to December 31, 2001, on March 1, 2002 for the period of January 1, 2002 to January 31, 2002, and on March 20, 2002 for the period of February 1, 2002 to February 28, 2002. Copies of any tax returns, bank statements, reconciliation schedules, and other attachments originally filed with the Bankruptcy Court as part of the Monthly Operating Reports have been omitted.

         THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.  Exhibits.

         The following exhibits are filed as a part of this report:

Exhibit No.       Description
-----------       -----------

     99.1 Monthly Operating Report for the period from October 1, 2001 to October 31, 2001

     99.2 Monthly Operating Report for the period from November 1, 2001 to November 30, 2001

     99.3 Monthly Operating Report for the period from December 1, 2001 to December 31, 2001

     99.4 Monthly Operating Report for the period from January 1, 2002 to January 31, 2002

     99.5 Monthly Operating Report for the period from February 1, 2002 to February 28, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AT COMM CORPORATION


Dated:   March 25, 2002                     By:       /s/ William H. Welling
                                                     --------------------------
                                                     William H. Welling
                                                     Chairman and
                                                     Chief Executive Officer





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